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                                                           Exhibit 15(a)(ii)(b)

                                                       DATED:  NOVEMBER 8, 1995
                                   EXHIBIT A
                                       TO
                      PARTICIPATING ORGANIZATION AGREEMENT
                BETWEEN BISYS FUND SERVICES LIMITED PARTNERSHIP
            (FORMERLY THE WINSBURY COMPANY LIMITED PARTNERSHIP) AND
                       FIRST OF AMERICA BANK CORPORATION
                             DATED OCTOBER 1, 1993

NAME OF INVESTOR A FUND
-----------------------

 1.  Parkstone U.S. Government Obligations Fund
 2.  Parkstone Tax-Free Fund
 3.  Parkstone Prime Obligations Fund
 4.  Parkstone Treasury Fund
 5.  Parkstone Municipal Investor Fund
 6.  Parkstone Equity Fund
 7.  Parkstone Small Capitalization Fund
 8.  Parkstone High Income Equity Fund
 9.  Parkstone International Discovery Fund
10.  Parkstone Balanced Fund
11.  Parkstone Bond Fund
12.  Parkstone Limited Maturity Bond Fund
13.  Parkstone Michigan Municipal Bond Fund
14.  Parkstone Municipal Bond Fund
15.  Parkstone U.S. Government Income Fund
16.  Parkstone Intermediate Government Obligations Fund
17.  Parkstone Large Capitalization Fund


                                         BISYS FUND SERVICES LIMITED
                                         PARTNERSHIP (formerly, The Winsbury
                                         Company Limited Partnership)

                                         By:  BISYS FUND SERVICES, INC.
                                              General Partner


                                          /s/ Stephen G. Mintos
                                         ------------------------
                                         Stephen G. Mintos
                                         Executive Vice President


                                         FIRST OF AMERICA BANK CORPORATION
                                         As Agent for the various
                                         Participating Organizations


                                         By: /s/ John B. Rapp
                                             ----------------------
                                             John B. Rapp
                                             Executive Vice President